Exhibit 10.9

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE, dated as of the 29th day of September 2016, is entered into by and between RREEF AMERICA REIT II CORP. MMMM7 WASHINGTON, a Maryland corporation (“Landlord”), and CLEARSIGN COMBUSTION CORPORATION, a Washington corporation (“Tenant”).

RECITALS

A.     Landlord and Tenant entered into that certain Lease dated August 19, 2011, as amended by that certain Commencement Date Memorandum dated November 1, 2011, and by that certain First Amendment to Lease dated December 17, 2013 (collectively, the “Lease”).

B.      The Lease pertains to approximately 9,200 square feet of space located in Building 1 of Gateway Corporate Center, having an address of 12870 Interurban Avenue South, Seattle, King County, Washington (the “Existing Premises”), as more fully described in the Lease.

C.      Landlord and Tenant desire to extend the Term of the Lease, change the Rent Schedule, and otherwise amend the Lease as more fully set forth below.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Definitions. Unless otherwise specifically set forth herein, all capitalized terms used shall have the meanings attributed to them in the Lease.

2.	Address for Rent Payment. The Address for Rent Payment, as set forth on the Reference Pages of the Lease, is hereby amended to the following:

RREEF America REIT II Corp. MMMM7 Washington

pcl18001 - Gateway Corp Ctr - Bldg 1

PO Box 209273

Austin, Texas 78720-9273

3.	Term. The Term of this Lease is hereby extended for a period of three (3) years and one (1) month, commencing on March 1, 2017 and terminating on March 31, 2020.

4.	Rent Schedule. The Rent Schedule for the period from March 1, 2017 through March 31, 2020 shall be as follows:

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
from	through
3/1/2017	3/31/2020	9,200	$16.00	$147,216.00	$12,268.00

5.	Landlord’s Work. Landlord, at its sole cost and expense, shall replace the HVAC unit numbers 11, 12, 13 and 15 serving the Premises, at a time that is mutually agreeable to Landlord and Tenant, prior to September 2017.

6.	Effect of Amendment; Incorporation. Except as expressly modified herein, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to Lease as of the day and year first written above.

LANDLORD:	TENANT:

RREEF AMERICA REIT II CORP. MMMM7	CLEARSIGN COMBUSTION
WASHINGTON, a Maryland corporation	CORPORATION, a Washington corporation

By:	By:
Cathleen Meyer, Vice President	Its:

Date:	Date:

CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this ____ day of ________, 2016, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared CATHLEEN MEYER, to me known or shown through satisfactory evidence to be the Vice President of RREEF AMERICA REIT II CORP. MMMM7 WASHINGTON, a Maryland corporation, and acknowledged to me that she executed the same on behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

Witness my hand and official seal the day and year in this certificate first above written.

[SEAL]
(Signature)

(Please print name legibly)

NOTARY PUBLIC in and for the State of Washington
Residing at ______________________________
My commission expires _____________________

CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this ____ day of _______ , 2016, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared _________________, to me known or shown through satisfactory evidence to be the _______________ of CLEARSIGN COMBUSTION CORPORATION, a Washington corporation, and acknowledged to me that ________ executed the foregoing instrument on behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

Witness my hand and official seal the day and year in this certificate first above written.

[SEAL]
(Signature)

(Please print name legibly)

NOTARY PUBLIC in and for the State of Washington
Residing at ______________________________
My commission expires _____________________